UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No.    )

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Asure Software, Inc.
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ASURE SOFTWARE, INC.
 110 Wild Basin Road, Suite 100
 Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD JUNE 10, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Asure Software, Inc.  (NASDAQ: ASUR), a Delaware corporation (the “Company”), to be held at 108 Wild Basin Road, Austin, Texas 78746, on Friday, June 10, 2011 at 9:30 a.m. Central Time for the following purposes:

1.  To elect six directors to the board of directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.  To ratify the Audit Committee’s appointment of Ernst & Young LLP, independent registered public accountants, as our independent auditors for the year ending December 31, 2011;

3.  To approve an amendment to the Company’s 2009 Equity Incentive Plan to increase the number of shares reserved under the plan by 150,000; and

4.  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

We are pleased to be using the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their Stockholders primarily over the Internet. We believe that this process expedites Stockholders’ receipt of proxy materials, lowers the costs of the annual meeting and helps to conserve natural resources. On or about April 29, 2011, we began mailing our Stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2011 proxy statement and 2010 annual report and how to vote online. The Notice also includes instructions on how to request a paper copy of the proxy materials, including the notice of annual meeting, proxy statement, annual report and proxy card.

All holders of record of shares of our common stock (NASDAQ: ASUR) at the close of business on April 18, 2011 are entitled to vote at the annual meeting and at any postponements or adjournments of the annual meeting. Stockholders are cordially invited to attend the annual meeting in person; however, regardless of whether you plan to attend the annual meeting in person, please cast your vote as instructed in the Notice as promptly as possible. Alternatively, if you wish to receive paper copies of your proxy materials, including the proxy card, please follow the instructions in the Notice. Once you receive paper copies of your proxy materials, please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the annual meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the annual meeting. Stockholders holding stock in brokerage accounts (“street name” holders) will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING:

Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each Stockholder will need to bring a proof of ownership and valid picture identification, such as a driver’s license or passport, for admission to the annual meeting. Street name holders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting, and all cellular phones must be silenced during the annual meeting. We realize that many cellular phones have built-in digital cameras, and, while these phones may be brought into the annual meeting, the camera function may not be used at any time.
By Order of the Board of Directors,

Patrick Goepel
Chief Executive Officer
April 29, 2011
Austin, Texas

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on June 10, 2011

This Proxy Statement and our Annual Report to Stockholders are available on-line at http://www.asuresoftware.com/annual-meeting-proxy/

 ASURE SOFTWARE, INC.
 110 Wild Basin Road, Suite 100
 Austin, TX 78746

PROXY STATEMENT
 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 10, 2011

This proxy statement contains information relating to our annual meeting of Stockholders to be held on Friday, June 10, 2011, beginning at 9:30 a.m. Central Time, at 108 Wild Basin Road, Austin, Texas 78746 and at any postponements or adjournments of the annual meeting. Your proxy for the annual meeting is being solicited by our board of directors.

INTERNET AVAILABILITY OF PROXY MATERIALS

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement and our annual report available to our Stockholders primarily via the Internet, rather than mailing printed copies of these materials to each Stockholder. We believe that this process will expedite Stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. On or about April 29, 2011, we began mailing to each Stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including our proxy statement and our annual report, on the Internet and how to access an electronic proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to Be Held on June 10, 2011: The proxy statement and annual report to Stockholders are available at
http://www.asuresoftware.com/annual-meeting-proxy/

ABOUT THE ANNUAL MEETING AND VOTING

Purposes - At the Annual Meeting, you will be asked:

1.	To elect six directors to the board of directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the Audit Committee’s appointment of Ernst & Young LLP, independent registered public accountants, as our independent auditors for the year ending December 31, 2011;

3.	To approve an amendment to the Company’s 2009 Equity Incentive Plan to increase the number of shares reserved under the plan by 150,000; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Record Date; Stockholders Entitled to Vote - Only holders of record of our shares of Common Stock at the close of business on April 18, 2011 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each share of Common Stock will be entitled to one vote. As of April 18, 2011, 3,084,521 shares of Common Stock were outstanding.

Quorum - A majority of the voting power of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Annual Meeting.

Vote Required - Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. If more than six nominees are properly presented to the stockholders at the Annual Meeting, the six nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of directors will be elected to our Board. Each of the remaining proposals must be approved by a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Dissenters’ Rights - No dissenters’ rights are provided under the Delaware General Corporation Law, our Restated Certificate of Incorporation or our Restated bylaws with respect to any of the proposals described in this Proxy Statement.

Board Recommendation - Your Board of Directors has unanimously approved and recommends that an affirmative vote be cast “FOR” each of our director nominees and “FOR” the ratification or approval of each of the additional three proposals as set forth on the enclosed proxy card.

Voting Your Shares - If you are a registered Stockholder, you may submit your proxy by Internet or telephone and following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 p.m. Eastern Time on June 8, 2011. The designated proxy will vote according to your instructions. You may also attend the annual meeting and vote in person.

If you are a street name Stockholder, your broker or nominee firm may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check your Notice or voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet or telephone. If you are a street name Stockholder and you want to vote at the annual meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares.

If you own shares through a retirement or savings plan or other similar plan, you may submit your voting instructions by Internet, telephone or mail by following the instructions included with your voting instruction card. The deadline for submitting your voting instructions by Internet or telephone is 11:59 p.m. Eastern Time on June 8, 2011. The trustee or administrator of the plan will vote according to your instructions and the rules of the plan.

If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the board’s recommendations specified below under “What are the board’s recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the annual meeting.

Changing Your Vote by Revoking Your Proxy - If you are a registered Stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Secretary either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the annual meeting in person, you may ask the judge of elections to suspend your proxy holder’s power to vote, and you may submit another proxy or vote by ballot. Your attendance at the annual meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

How Proxies are Counted - If you return a signed and dated proxy card but do not indicate how your shares are to be voted, those shares will be voted “FOR” each of the listed proposals. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting. Only the latest dated proxy you submit will be counted.

Shares voted as abstentions on any matter will be counted for purposes of determining the presence of a quorum at the Annual Meeting and treated as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which a stockholder has abstained. As a result, abstentions with respect to any proposal, other than the election of directors, will have the same effect as a vote against such proposal. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present and entitled to vote with respect to such matters.

ELECTION OF DIRECTORS
(ITEM 1)

The first proposal to be voted on at the Annual Meeting is the election of directors. Directors are elected annually and serve a one-year term. The Board has submitted six nominees for election this year. Robert Graham has decided not to stand for re-election due to personal reasons.  Our Board has nominated each of David Sandberg, Patrick Goepel, Adrian Pertierra, Jeffrey Vogel, and Matthew Behrent for re-election, and J. Randall Waterfield as a new nominee, to serve until the next annual stockholder meeting or until each of their respective successors is elected and qualified. Each of our nominees has consented to being named in this Proxy Statement and has consented to serve as a director of the Company if elected.

Director nominees are recommended for selection to the Board by a majority of Company’s directors who meet the independence standards of the NASDAQ Stock Market. The full Board then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the Annual Meeting. The Board reviews and considers any candidates submitted by a stockholder or stockholder group in the same manner as all other candidates. Each nominee has consented to serve until the next annual stockholder meeting, if elected, or until his or her successor is elected and qualified. The Nominating Committee, comprised of the Company’s five directors, will assume these nomination functions going forward.

The Nominating and Governance Committee recommends director nominations,  and reviews nominees against the skills and characteristics that are required of our Board  members.  The  Committee  focuses on a candidate's expertise in the Company’s industry and experience in technology, business, legal matters and finance.  We look at a candidate’s education, skills, business experience, administration experience and other appropriate factors given the current needs of the Board and the Company. Our goal is to maintain a balance among Board members of industry knowledge, experience and ability to map out successful strategies for the Company’s business.  Nominees for the Board should have the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of stockholders.  They should be forward-thinking, possess critical analysis skills, and exhibit independence and practical judgment on issues.  Evaluation of candidates for all nominees, whether submitted by a Board member or a stockholder, generally involves reviewing  background materials, internal discussions among committee members, and interviewing  selected  candidates as  appropriate. Upon  selecting a qualified candidate, the Committee recommends the candidate for the Board's consideration.

Stockholders may recommend a nominee by writing to Mr. David Scoglio, Corporate Secretary, Asure Software Inc., 110 Wild Basin Road, Suite 100, Austin, TX 78746, specifying  the nominee's  name and  qualifications  for Board  membership.  All recommendations  are  submitted  to  the Nominating Committee. Each submission must include (i) a brief description of the candidate, (ii) the candidate's name, age, business address and residence address, (iii) the candidate's  principal  occupation, (iv) the  number of  shares of Common  Stock beneficially  owned, and (v) any other  information  required by the rules of FINRA and the SEC to list the candidate as a nominee for director in a  proxy  statement.  Recommended  candidates may be required to  provide additional information.  While our board of directors has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, the board of directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

If any director is unable to stand for re-election after distribution of this Proxy Statement, the Board may reduce its size or designate a substitute. If the Board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of Common Stock represented at the Annual Meeting is required to elect a director. If more than six nominees are properly presented to the stockholders at the Annual Meeting, the six nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of director will be elected to our Board.

The Board of Directors recommends voting “FOR” each of our six nominees.

BIOGRAPHICAL INFORMATION REGARDING NOMINEES

Nominee	Age	Present Office(s) Held In Our Company	Director Since
David Sandberg (1)(2)(3)(4)	38	Chairman of the Board	2009
Patrick Goepel (4)	49	President and Chief Executive Officer	2009
Adrian Pertierra (1)(2)(3)(4)	39	None	2009
Jeffrey Vogel (1)(2)(3)(4)	43	None	2009
Matt Behrent (1)(2)(3)(4)	40	None	2010
J. Randall Waterfield	37	None	n/a
 _____________
(1)	Independent board member as determined by the Board of Directors of the Company

(2)	Audit Committee Member

(3)	Compensation Committee Member

(4)	Governance and Nominating Committee Member

The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees.

David Sandberg has served as a director and Chairman of the Board since August 2009. Mr. Sandberg is the managing member, founder, and portfolio manager of Red Oak Partners, LLC, a NY-based hedge fund, since its March 2003 inception and is the portfolio manager of Pinnacle Fund, LLLP, since its September, 2008 inception. Previously, Mr. Sandberg co-managed JH Whitney & Co.’s Green River Fund from 1998–2002. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. He presently serves on the Boards of SMTC Corporation and EDCI Holdings, Inc.

Patrick Goepel has served as a director and Chairman of the Board since August 2009.  Mr. Goepel was subsequently appointed as Interim Chief Executive Officer on September 15, 2009 and named Chief Executive Officer on January 1, 2010.  Prior to his appointment, Mr. Goepel served as Chief Operating Officer of Patersons Global Payroll and oversaw its human relations function. Previously, he was the President and Chief Executive Officer of Fidelity  Investment's Human Resource Services Division from 2006 to 2008, President and Chief Executive Officer of Advantec from 2005 - 2006 and Executive Vice President of Business Development and US Operations at Ceridian from 1994 - 2005. A former board member of iEmployee, Mr. Goepel currently serves on the board of directors of Allover Media, iiPay-Integrated International Payroll, and SafeguardWorld International.

Adrian Pertierra has served as a director of the Company since August 2009. Mr. Pertierra is the Chief Financial Officer and Head Trader at Red Oak Partners, LLC, a NY-based hedge fund. Prior to joining Red Oak in 2007, Mr. Pertierra served as Vice President of Global Markets at Deutsche Bank Alternative Trading in 2007 and worked at Tradition Asiel Securities, Inc. from 2006–2007. Previously, Mr. Pertierra served as the Vice President of Institutional Equity Sales and Trading at BGC Partners, LP, from 2002–2006. Mr. Pertierra received a BA in Economics from the College of Holy Cross.

Jeffrey Vogel has served as a director of the Company since August 2009. Mr. Vogel has 20 years experience in operating, financing, and advising companies primarily high-tech software companies. Since 2010 Mr. Vogel has been a Partner with Bulger Capital Partners, a technology-focused financial advisory and investment firm, where he heads the firm’s M&A Strategy Practice.  Previously, Mr. Vogel served as a Managing Director of Velocity Equity Partners, a $50 million early stage technology fund, since he co-founded it in 2001. Prior to co-founding Velocity, Mr. Vogel was Chief Technology Officer and Vice President of Research and Development for eBusiness Technologies, a leader in XML Content Management Systems, where he led a team of 100 software professionals. In 1989, Mr. Vogel co-founded Electronic Book Technologies (EBT), a pioneer in SGML and XML information systems. At EBT, Mr. Vogel led R&D until 1996 when he helped sell the company to Inso, a publicly traded company. From 1996–1998, Mr. Vogel was Vice President of Engineering at Inso’s Electronic Publishing Solutions business unit and was also very active in the company’s corporate development activities where he helped acquire and integrate a half dozen acquisitions. Mr. Vogel graduated from Brown University in 1990 with degrees in Economics and Computer Science. Mr. Vogel serves on the Boards of AccuRev and Dynadec.

Matthew K. Behrent was appointed to the board of directors of the Company on November 11, 2010.  He currently is the Executive Vice President, Corporate Development of EDCI Holdings, Inc. (OTC Pink Sheets: EDCI), a company that is currently engaged in carrying out a plan of dissolution, including continuing to oversee and seek value for its majority equity stake in Entertainment Distribution Company, GmbH (“EDC GmbH”), a European company engaged in the manufacture and distribution of CDs and DVDs for the entertainment industry.  Mr. Behrent is also the Chairman of the Supervisory Board of EDC GmbH.  Before joining EDCI in June 2005, Mr. Behrent was an investment banker, working as a Vice-President at Revolution Partners, a technology focused investment bank in Boston, from March 2004 until June 2005 and as an associate in Credit Suisse First Boston Corporation’s technology mergers and acquisitions group from June 2000 until January 2003.  From June 1997 to May 2000, Mr. Behrent practiced law, most recently with Cleary, Gottlieb, Steen & Hamilton in New York, advising financial sponsors and corporate clients in connection with financings and mergers and acquisitions transactions.  Mr. Behrent received his J.D. from Stanford Law School in 1997, and his B.A. in Political Science and Political Theory from Hampshire College in 1992.  He is also a Director and Chairman of the Audit Committee of Tengasco, Inc. (ASE: TGC).

Mr. J. Randall Waterfield is up for election at the June 10, 2011 annual meeting, as a replacement for Robert Graham who is not up for reelection.  Mr.  Waterfield has been the Chairman of Waterfield Technologies, Inc., a software development firm focused on hosted and on-premise custom applications for the financial services, telecommunications and energy sectors since 2000. Mr. Waterfield is also the Chairman of Waterfield Group, a diversified financial services holding company since 1999. Mr. Waterfield is a Chartered Financial Analyst, member of the Board of Directors, Executive Committee and former Chairman of the YPO New York City Chapter, a member of Mensa, and a graduate of Harvard University in 1996. Mr. Waterfield currently also serves on the Board of Directors of Waterfield Enterprises, LLC, TheRateReport.com, and the Culver Military Summer School. Previously, Mr. Waterfield was at Goldman Sachs & Co., where he worked as an institutional asset manager from May 1996 through March of 1999, responsible for the small capitalization growth portfolios whose assets totaled $1.0 billion. Additionally, through his efforts at the Waterfield Foundation, Mr. Waterfield supports a variety of charitable organizations with a focus on the environment and midwestern based causes.

During the past ten years, none of our nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). No family relationships exist between any of the Company’s nominees or executive officers.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Director Independence - The Board of Directors consists of a majority of independent directors as such term is defined under the rules of the NASDAQ Stock Market. The Board of Directors has determined that Mr. Sandberg, Pertierra, Vogel, Graham and Behrent are independent. The Board of Directors has determined that all of the members of the board’s working committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934.

Board Meetings and Attendance - The Board of Directors met 12 times during the fiscal year ended December 31, 2010. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served. The Board of Directors requires that directors make a reasonable effort to attend the Company’s annual stockholder meeting. All fivefive board members at that time attended the last annual meeting of stockholders held on December 17, 2009.

Committees - The Board of Directors uses working committees with functional responsibility in the more complex recurring areas where disinterested oversight is required. Working committees of the Board of Directors include the Compensation Committee, the Governance and Nominating Committee and the Audit Committee.  With the exception of the Governance and Nominating Committee, each operates under a charter that has been approved by the Board of Directors and current copies of these charters are posted on our website, http://www.asuresoftware.com/company/governance.asp.  The Governance and Nominating Committee charter will be completed and presented to the Board of Directors for approval later in 2011.

Compensation Committee - The Compensation Committee is responsible for approving the compensation arrangements of senior management and recommending approval by the Board of Directors of amendments to our benefit plans. The Compensation Committee currently is composed of the Company’s five independent directors. Mr. Vogel currently serves as the Compensation Committee’s Chairperson. Under its charter, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee held 2 meetings during the fiscal year ended December 31, 2010.

Governance and Nominating Committee - The Governance and Nominating Committee, established on June 17, 2009, is currently composed of the Company’s five independent directors.  Mr. Graham currently serves as the Governance and Nominating Committee’s Chairperson. Under its charter, the Governance and Nominating Committee will monitor significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies. The Governance and Nominating Committee also is responsible for identifying and recommending independent nominees for election to the Board. The Governance and Nominating Committee held 1 meeting during the fiscal year ended December 31, 2010.

Audit Committee - The Audit Committee is composed of the Company’s five independent directors and operates under a charter adopted by the Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), Section 3(a)(58)(A) of the Exchange Act and the NASDAQ Stock Market. The current members of our Audit Committee are Sandberg, Graham, Pertierra, Vogel and Behrent.   The Board of Directors believes that all of these directors are independent as defined under the rules of the NASDAQ Stock Market. Mr. Behrent currently serves as the Audit Committee’s Chairperson. The Board of Directors has determined that Mr. Sandberg has the qualifications and experience necessary to serve as an “audit committee financial expert,” as defined by the SEC. The Audit Committee met 4 times during fiscal year ended December 31, 2010.

The Audit Committee is the communication link between the Board of Directors and our independent auditors. In addition to recommending the appointment of the independent auditors to the Board of Directors, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal auditing and internal control, compliance with our policies regarding business conduct and other matters as deemed appropriate.

Report of the Audit Committee - The following is the “Report of the Audit Committee” with respect to our audited financial statements for fiscal 2010 which include our consolidated balance sheets as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows and the notes thereto for twelve months ended July 31, 2009, the five months ended December 31, 2009 and the twelve months ended December 31, 2010. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

1.	The Audit Committee has reviewed and discussed the above-referenced audited financial statements with management.

2.
The Audit Committee has discussed with Ernst & Young LLP, our independent accountants for fiscal 2010, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of our above-referenced financial statements.

3.
The Audit Committee has received the letter from Ernst & Young LLP required by Independent Standards Board Standard No. 1 that relates to the accountant’s independence from our Company and its related entities, and has discussed with Ernst & Young LLP their independence from the Company.

4.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our above-referenced audited financial statements be included in our annual report on Form 10-K for fiscal 2010.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table sets forth information concerning the compensation of the non-employee directors for the Company’s last completed fiscal year:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
David Sandberg	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Robert Graham	17,000	-0-	-0-	-0-	-0-	-0-	17,000
Adrian Pertierra	17,000	-0-	-0-	-0-	-0-	-0-	17,000
Jeffrey Vogel	17,000	-0-	-0-	-0-	-0-	-0-	17,000
Matthew Behrent	2,183	-0-	-0-	-0-	-0-	-0-	2,183

(b)
During fiscal 2010, each non-employee director was paid a retainer of $3,750 for each quarter. Additionally, each non-employee director was paid $500 for the in-person meetings of the Board of Directors that he or she attended and $100 for participation in each telephonic meeting.  Mr. Sandberg declined his board compensation during the fiscal year.  Total director fees earned in fiscal 2010 were $53,183.

(d)	The aggregate number of option awards outstanding at fiscal year end for each director is as follows:

David Sandberg	-0-
Robert Graham	3,750
Adrian Pertierra	3,750
Jeffrey Vogel	3,750
Matthew Behrent	-0-

Non-Equity Compensation for Current Non-Employee Directors

During the fiscal year ending December 31, 2011, each non-employee director will receive cash compensation as follows:

Base Compensation	$15,000 per annum
In-Person Attendance	$500 per meeting
Telephonic Attendance	$100 per meeting

No non-employee director, however, will be paid more than $25,000 per annum in aggregate under this compensation structure. David Sandberg, the Company’s Chairman and member of the Board, waived his right to receive compensation under this plan for the fiscal year ending December 31, 2011. Robert Graham, Adrian Pertierra, Jeffrey Vogel, and Matthew Behrent the remaining four non-employee members of the Board, are participating in this compensation structure.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with the Board of Directors, or specific individual directors, may do so by directing a written request addressed to such directors or director in care of Adrian Pertierra, Board Member, at the address appearing on the first page of this Proxy Statement. Communications directed to members of the Board of Directors will be relayed to the intended board member(s).

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to insure that its business is conducted in a consistently legal and ethical manner. The Company’s Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of its business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the board of directors. The full text of the Company’s Code of Business Conduct and Ethics is published on its website at http://www.asuresoftware.com/company/governance.asp. The Company intends to disclose future amendments to, or waivers from, provisions of its Code of Business Conduct and Ethics on its website within four business days following the date of such amendment or waiver.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
 (ITEM 2)

The Audit Committee has appointed Ernst & Young LLP, independent registered public accountants, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2011. We are advised that no member of Ernst & Young LLP has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries or, during the past three years, has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Stockholder ratification is not required for the selection of Ernst & Young LLP, since the Audit Committee has the responsibility for the selection of the Company’s independent auditors. Nonetheless, the selection is being submitted for ratification at the Annual Meeting solely with a view toward soliciting the stockholders’ opinion thereon, which opinion will be taken into consideration in future deliberations.

A representative of Ernst & Young LLP will be attending the Annual Meeting and will be available for questions.

The Board of Directors unanimously recommends voting "FOR" ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants.

AUDIT COMMITTEE POLICY ON PRE-APPROVAL OF FEES

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval. The first category (Audit Services) includes audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards. The second category (Audit-Related Services) includes assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements. The third category (Tax Services) includes all services performed by the independent auditor’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice. The fourth category (All Other Fees) includes items associated with services not captured in the other categories. We generally do not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees - The Company incurred aggregate fees in the amount of $194,000 and $163,000 for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s 10-Qs, for the seventeen months ended December 31, 2010 and fiscal year ended July 31, 2009, respectively. The services included work generally only the independent registered public accounting firm can reasonably be expected to provide, such as those in connection with statutory and regulatory filings.

Audit-Related Fees - The Company incurred aggregate fees in the amount of $5,000 and $0 for assurance and related services rendered by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above for the seventeen months ended December 31, 2010 and fiscal year ended July 31, 2009, respectively.

Tax Fees - The Company incurred $0 and $0 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning for the seventeen months ended December 31, 2010 and fiscal year ended July 31, 2009, respectively.

All Other Fees - All fees paid to Ernst & Young LLP by the Company are reported under the fee categories listed above. There were no other products or services provided by Ernst & Young LLP for the seventeen months ended December 31, 2010 and fiscal year ended July 31, 2009, respectively.

The Audit Committee has determined that the provision of services covered by the four preceding paragraphs is compatible with maintaining the independent auditors’ independence from the Company.

APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2009 EQUITY PLAN
(ITEM 3)

The Board of Directors has adopted, subject to Stockholder approval, an amendment to the Company’s 2009 Equity Compensation Plan to increase the number of common shares reserved for issuance under the plan from 200,000 to 350,000 shares.  The Board believes that increasing the number of common shares reserved for issuance under the plan is necessary to insure that a sufficient reserve of common shares remains available for issuance to allow us to continue to utilize equity incentives to attract and retain the services of key individuals essential to our long-term growth and financial success.  We rely on equity incentives in the form of grants of stock options and stock purchase rights in order to attract and retain key employees and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees.  As of April 18, 2011, there is no existing reserve of common shares remaining under the plan, and we currently have agreements to issue additional stock options and stock purchase rights to certain of our employees in excess of the number of shares reserved under the plan.  Accordingly, we are currently unable to issue stock options or grant stock purchase rights to existing or prospective employees.   In determining the appropriate number of shares to reserve under the plan, our Board of Directors considered the number of shares currently issued and outstanding and the future needs of the company in trying to attract and retain the services of key individuals to our strategic plan.  If this proposal is approved, a total of an additional 130,800 common shares will be available for future issuances under the plan.

SUMMARY OF COMPANY’S 2009 EQUITY COMPENSATION PLAN

The following is a summary of the principal features of the plan, and does not purport to be a complete description of the plan.  Any Stockholder who wishes to obtain a copy of the actual plan may do so upon written request to Asure Software, Inc., Attention: Investor Relations, 110 Wild Basin Road, Suite 100, Austin, TX 78746.

Number of Shares - A total of 350,000 shares of the Company’s Common Stock will be available for issuance under the 2009 Equity Plan if the amendment passes. The 2009 Equity Plan provides for the grant of: (i) incentive stock options, (ii) nonstatutory stock options and (iii) stock purchase rights to employees and consultants.

Options - Incentive stock options granted under the 2009 Equity Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Code. Incentive stock options may be granted only to employees of the Company or a subsidiary of the Company. The 2009 Equity Plan provides that incentive stock treatment will not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the stock option exceeds $100,000 (based upon the fair market value of Common Stock on the grant date).

Nonstatutory stock options granted under the 2009 Equity Plan are option grants that do not qualify as incentive stock options under Section 422 of the Code. Nonstatutory stock options and stock purchase plans may be granted to Employees and Consultants (each as defined in the 2009 Equity Plan).

The exercise price of options may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the Award. With respect to any Incentive Stock Options, the exercise price of the options may not be less than 110% of fair market value for any employee, who at the time of the grant is a Ten Percent Holder, as defined in the 2009 Equity Plan.

Options may be exercised by written notice of such exercise to the Company in accordance with the terms of the option by the person entitled to exercise the option along with full payment for the underlying Common Stock. Subject to the relevant stock option agreement and any applicable law, payment may be made by (i) cash; (ii) check; (iii) promissory note; (iv) cancellation of indebtedness; (v) other shares of Common Stock having a fair market value equal to the exercise price if owned by the Participant for more than six months; (vi) cashless brokered exercise program; or (vii) any combination of the foregoing.

The term over which Participants may exercise stock options may not exceed ten years from the date of the grant (five years in the case of incentive stock options granted to employers who were Ten Percent Holders at the time of grant.

Stock Purchase Rights - The Company may offer Participants stock purchase rights at a price determined by the Company, subject to applicable law. The purchase price may not be less than 85% of the fair market value on the grant date (if the employee is a Ten Percent Holder, the price must not be less than 100% of the fair market value on the grant date). Generally, the Company will retain the right to repurchase the shares upon the voluntary or involuntary termination of the purchaser’s employment with the Company.

Taxes; Withholding - As a condition for the issuance of Common Shares pursuant to awards, the 2009 Equity Plan requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the award or issuance of Common Shares.

Non-Transferability of Awards - Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or by the laws of descent and distribution; provided, however, that the Company may, in its discretion, grant nonstatutory stock options that may be transferred by instrument to an inter vivos or testamentary trust in which the options will pass to beneficiaries upon death or by gift or pursuant to certain domestic relation orders.

Adjustments Upon Changes in Capitalization, Merger, or Certain Other Transactions - The number of shares of Common Stock covered by outstanding awards, the maximum aggregate number of shares that may be sold, and the number of shares of Common Stock authorized but not issued (or returned upon cancellation or expiration of an award), and the price per share covered by each outstanding award shall be proportionately adjusted for any increase or decrease in the number of shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares other than for consideration received or conversion of convertible securities.

If the Company dissolves or liquidates, each award will terminate immediately prior to the consummation of such action unless otherwise determined by the Administrator.

In the event of Corporate Transaction (as defined in the 2009 Equity Plan), each outstanding award shall be assumed or an equivalent award shall be substituted by the successor corporation, or its parent or subsidiary, unless otherwise agreed, in which case the award shall terminate on the consummation of the transaction. In the event of a Change in Control (as defined in the 2009 Equity Plan), each award shall accelerate on the terms of the related award agreement.

Plan Termination and Amendment - If not sooner terminated by the Board, the 2009 Equity Plan shall continue in effect for a term of (10) years. The Board may at any time amend the 2009 Equity Plan; provided, however, that no amendment that would materially and adversely affect the rights of award recipients shall be made without his or her consent. To the extent required by law, the Company shall obtain stockholder approval of any amendment to the 2009 Equity Plan.

General Tax Law Considerations - The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of stock options under the 2009 Equity Plan and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent stockholders. Participants in the 2009 Equity Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an award or the underlying shares.

In the event of the termination of one of the aforementioned parties’ relationship with the Company as a result of disability or death, such party (or his estate) may exercise the option, to the extent he is vested, within six months from the termination date. In the event such party’s relationship with the Company is terminated for “cause,” as such term is defined in the Company’s 2009 Equity Plan, the option shall terminate immediately upon such termination for “cause.” If such party’s relationship terminates for any other reason other than those listed above, the option may be exercised for ninety days (90) after termination.

The Board of Directors unanimously recommends voting "FOR" approving the Amendment to the Company’s 2009 Equity Plan.

EXECUTIVE COMPENSATION

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth information as of April 18, 2011 concerning the executive officers of the Company (other than Mr. Goepel, whose biographical information appears in the table under the Election of Directors section above).

Name	Age	Present Office(s) Held In Our Company
David Scoglio	35	Chief Financial Officer and Secretary

Michael Galyen	42	Vice President of Technology, Products and Services

Nate Pruitt	36	Vice President of Sales and Marketing

There are no family relationships among any of the Company’s executive officers and directors.

David Scoglio joined Asure Software as Vice President and Chief Financial Officer in January 2010. Before joining the team at Asure, Mr. Scoglio held a variety of positions at Fidelity Investments from 1998 to 2009, and most recently held the position of Senior Director of Finance with Fidelity's Human Resource Services division. David holds a Master’s of Science in Finance from Boston College and a Bachelor of Science in Finance from Bentley University.

Michael Galyen joined Asure in February of 2009.  Prior to joining Asure, Mr. Galyen served as Management Consultant for BakBone Software, Boundless Networks, Groom Energy and Novotus from 2008-2009. Previously he was Director of Product Management at Authoria, where he was responsible for defining and building the company's award-winning talent management solutions from 2005-2008, Director of Product Management for Hire.com where he led product strategy for a SaaS suite of enterprise recruiting solutions from 2000-2005, and Director of Technology for the Bernard Hodes Group from 1994-2000.  Mr. Galyen holds a Bachelor’s of Science in Marketing from Arizona State University’s W.P. Carey School of Business.

Nate Pruitt, who has 13 years of sales and marketing experience in high-tech software and hardware, joined the Company in October 2008 as our Vice President of Sales and Marketing. Mr. Pruitt resigned from the Company on January 14, 2011.  Prior to joining Asure, he held the position of Regional Vice President at Eloqua Corporation, a marketing automation SaaS company, for six years. Mr. Pruitt also spent time as a marketing director at Savvion and is a former industry analyst at Giga Information Group, now part of Forrester Research. Nate holds a BS in Management Information Systems and an AA in Business Administration.

SUMMARY COMPENSATION TABLE

The following table shows the compensation awarded or paid to, or earned by, each person serving as our Chief Executive Officer during fiscal 2010, our  two most highly compensated executive officers serving in such capacity at December 31, 2010 and one other individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at December 31, 2010. We refer to these employees collectively as our “named executive officers.” In December 2009, our Stockholders approved a change in the Company’s fiscal year end from the July 31st of each year to December 31st of each year. As a result of the change, the 2010 fiscal year ran from January 1, 2010 to December 31, 2010, and the Company had a fiscal transition period which began August 1, 2009 and ended December 31, 2009. This transition period is reflected in the table below as “2009T.” The 2009 fiscal year ran from August 1, 2008 to July 21, 2009.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Patrick Goepel (k)
Chief Executive	2010		125,000	30,000	-0-	-0-	-0-	-0-	1,224	156,224
Officer	2009	T	36,932	-0-	-0-	-0-	-0-	-0-	309	37,241
	2009		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
David Scoglio
Chief Financial	2010		144,000	1,499	-0-	-0-	-0-	-0-	1,404	146,903
Officer	2009	T	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2009		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Michael Galyen (k)
Vice President	2010		200,000	2,013	-0-	-0-	-0-	-0-	1,108	203,121
of Technology, Products	2009	T	47,917	-0-	-0-	-0-	-0-	-0-	513	48,430
and Services	2009		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Nate Pruitt
Vice President	2010		166,500	1,676	-0-	-0-	39,126	-0-	1,548	208,850
of Sales and	2009	T	69,375	-0-	-0-	-0-	32,625	-0-	688	102,688
Marketing	2009		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(b)	Fiscal period covered.

(c)	Dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year covered.

(d)
Dollar value of bonus (cash and non-cash) earned by the named executive officer during the fiscal year covered.  The details of the bonus paid to Mr. Goepel is fully described in Schedule A of Mr. Goepel’s Employment Agreement attached as Exhibit 10.1 to the Current Report on Form 8-K/A filed on September 28, 2009.

(e)	Dollar value of restricted stock awarded to the named executive officer during the fiscal year covered.

(g)	Dollar value of commissions earned by the named executive officer during the fiscal year covered.

(i)
Represents the dollar value of any insurance premiums paid by the Company during the fiscal year covered with respect to term life insurance and long term disability insurance for the benefit of the named executive officer. Also represents the dollar value of any matching contributions made by the Company to the 401(k) account of the named executive officer during the fiscal year covered and cost of annual physical provided by the Company.

(k)	Descriptions of Change of Control payments are enclosed herein under the below section entitled ‘POTENTIAL PAYMENTS DUE TO CHANGE-IN-CONTROL’.

	Insurance Premiums	401(k) Matching
Patrick Goepel	$1,224	$0
David Scoglio	$1,404	$0
Michael Galyen	$1,108	$0
Nate Pruitt	$1,548	$0

OUTSTANDING EQUITY AWARDS AT YEAR END TABLE

The following table sets forth information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each of the named executive officers listed in the Summary Compensation Table, outstanding as of the end of the Company’s last completed fiscal year:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Pat Goepel	20,000	60,000	-0-	3.50	12/17/2019	-0-	-0-	-0-	-0-
David Scoglio	5,000	10,000	-0-	2.52	12/30/2019	-0-	-0-	-0-	-0-
Michael Galyen	3,334	6,666	-0-	2.52	12/30/2019	-0-	-0-	-0-	-0-
Nate Pruitt	0	2,500	-0-	2.45	3/1/2020	-0-	-0-	-0-	-0-
	5,000	10,000	-0-	2.52	12/30/2019	-0-	-0-	-0-	-0-

(b)	The Company’s option awards vest on an annual basis, normally over a 3 or 4 year period

(f)	Options generally expire ten years from relevant grant date. When employees, including officers, are terminated, any vested options expire 30 days from the date of termination

POTENTIAL PAYMENTS DUE TO CHANGE-IN-CONTROL

Michael Galyen - On January 21, 2010, the Company entered into a compensatory agreement with Michael Galyen, Vice President of Product, Technology and Services. The agreement is for a period of two years, ending on January 1, 2012. Mr. Galyen’s annual base salary is $200,000 per year, effective January 1, 2010. In addition, in the event of a change of control of the Company during the term of his agreement, Mr. Galyen is entitled to receive his normal salary until the end of the term, prorated on a 30 day month basis; provided that Mr. Galyen will not receive such change of control amount should he be terminated for “due cause.” Due cause is defined in the agreement as including, among other things, the continued failure of Mr. Galyen to perform his duties, the knowing engagement by Mr. Galyen in conduct injurious to the Company, or the conviction of a felony or crime of moral turpitude.

Patrick Goepel – Mr. Goepel’s Employment Agreement also provides for a payment in the event of a “change of control” (as defined in the Employment Agreement). Such change of control payment is based upon the Company’s earnings and cash flow growth.  Specifically, the formula for Mr. Goepel’s change of control payment is equal to:

((“Adjusted EBITDA” + “Company Cash” – “Aggregate Debt” – “Baseline Amount”)/"Shares Outstanding") X 1060.  These terms are defined below for the specific purpose of Mr. Goepel’s Employment Agreement on Form 8-K/A filed on September 28,2009 :
•	Adjusted EBITDA – (15 X EBITDA - Capital Expenditures - Cash Taxes)
•	EBITDA – Earnings before Interest, Tax, Depreciation and Amortization for the 12 month period ending with the Determination date (date of change of control).
•	Company Cash – cash on hand as determined by the company’s accountants according to GAAP as of the Determination date.
•	Aggregate Debt – short and long term debt as determined by the company’s accountants according to GAAP as of the Determination date.
•	Baseline Amount - $.35 per share multiplied by 31,100,000 shares outstanding
•	Shares Outstanding – Issued and Outstanding shares on a fully diluted basis on the Determination date.

  In reviewing Mr. Goepel’s Employment Agreement for purposes of this proxy, the Company noted that the contract may not reflect the parties’ intentions, as it did not reflect the fact that the derived calculation was intended to be paid in increments of $1,000, and that the per share payments should be adjusted for the recent 1 for 10 reverse split.  The Company and Mr. Goepel are in the process of negotiating a new executive employment agreement, which would either correct this error or provide alternative incentive compensation arrangements.  Additional details are attached as Exhibit 10.1 to the Current Report on Form 8-K/A filed on September 28, 2009.  In the event of termination for any cause, all compensation and benefits accrued to Mr. Goepel through the termination date will be paid.  Additionally, in the event of termination without cause, Mr.Goepel’s will be paid six (6) months of his then base salary as severance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our Common Stock by our director nominees as of April 18, 2011. None of the participants owns any shares of our Common Stock of record that such participant does not also own beneficially. As of April 18, 2011, 3,084,521 shares of our Common Stock were issued and outstanding.

The following table sets forth certain information with respect to beneficial ownership of our Common Stock as of April 18, 2011 by:

•	each person who is known by us to beneficially own more than five percent of our common stock;
•	each of our directors at that date and nominees and named executive officers; and
•	all directors and officers as a group.

	Shares Beneficially Owned(1)(2)
Name and Address of Beneficial Owner	Number		Percent
Red Oak Partners, LLC, 654 Broadway, Suite 5, New York, NY, 10012	320,150	(3)	10.4%
Renaissance Technologies, Inc. LLC, 800 Third Avenue, New York, NY 10022	159,351	(4)	5.2%
David Sandberg	320,150	(3)	10.4%
Patrick Goepel	104,157	(5)	3.3%
Robert Graham	2,813	(6)	*
Adrian Pertierra	8,617	(7)	*
Jeffrey Vogel	27,813	(8)	*
Matthew Behrent	0	(9)	*
David Scoglio	12,913	(10)	*
Michael Gaylen	3,334	(11)	*
Nate Pruitt	0		*
All Directors and officers as a group (11 persons)(3)(5)(6)(7)(8)(9)(10)(11)(12)	479,797		15.5%
_____________________
*
Indicates ownership of less than 1% of our common stock

(1)
Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of our common stock issuable upon exercise of certain outstanding options within 60 days after April 18, 2011.

(2)
Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the following footnotes to the table, the percentages indicated are based on 3,084,521shares of our common stock issued and outstanding on April 18, 2011. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

(3)	Pursuant to Schedule 13D (Amendment No. 8) filed by Red Oak Partners, LLC with the SEC on June 21, 2010.

(4)	Pursuant to Schedule 13G filed by Renaissance Technologies, Inc. with the SEC on February 11, 2011.

(5)	Consists of 74,157 shares held directly by Mr. Goepel and 30.000 shares issuable upon exercise of options exercisable within 60 days of April 18, 2011.

(6)	Consists of 2,813 shares issuable to Mr. Graham upon exercise of options exercisable within 60 days of April 18, 2011. Mr. Graham will not stand for re-election to the Company’s board of directors.

(7)	Consists of 5,804 shares held directly by Mr. Pertierra and 2,813 shares issuable upon exercise of options exercisable within 60 days of April 18, 2011.

(8)	Consists of 25,000 shares held directly by Mr. Vogel and 2,813 shares issuable upon exercise of options exercisable within 60 days of April 18, 2011.

(10)	Consists of 7,913 shares held directly by Mr. Scoglio and 5,000 shares issuable upon exercise of options exercisable within 60 days of April 18, 2011.

(11)	Consists of 3,334 shares issuable to Mr. Galyen upon exercise of options exercisable within 60 days of April 18, 2011.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2010 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	179,750	$3.063	28,400
Equity Compensation Plans Not Approved by Stockholders (2)	-0-	N/A	-0-
Total	179,750	$3.063	28,400

(1)	Consists of the 1996 Stock Option Plan and the 2009 Equity Plan.

(2)	All of the Company’s equity compensation plans have been previously approved by the Company’s stockholders.

APPROVAL OF TRANSACTIONS WITH RELATED PARTIES

The Board of Directors reviews all transactions involving the Company  in which any of our directors, director nominees, significant Shareholders and executive officers and their immediate family members are participants to determine whether such person has a direct or indirect material interest in the transaction.  All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest.  Such proposed transaction is then reviewed by either the Board as a whole or the Audit Committee, which determines whether or not to approve the transaction.  After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the company and its Stockholders. Review and approval of such transactions fall under Section D (2) of the Company’s Audit Committee Charter

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any business to be brought before the Annual Meeting other than as specified above. However, if any matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s Common Stock ("10% Stockholders") to file reports of ownership and changes in ownership with the SEC and NASDAQ. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon information provided to the Company by individual officers, directors and 10% Stockholders, Asure believes that all of these filing requirements were satisfied by the Company’s officers, directors, and 10% Stockholders in fiscal 2010, except for a Form 4 that was late for both Messrs. Sandberg and Goepel and a Form 3 and Form 4 was late for Mr. Galyen.

STOCKHOLDER PROPOSALS

Pursuant to various rules promulgated by the SEC, a stockholder seeking to include a proposal in our proxy statement and form of proxy card for our annual stockholder meeting for fiscal 2011 must timely submit such proposal in accordance with SEC Rule 14a-8 to Asure Software, Inc., addressed to David Scoglio, Secretary, 110 Wild Basin Road, Suite 100, Austin, Texas 78746. Pursuant to SEC Rule 14a-8, a stockholder proposal for the annual stockholder meeting for fiscal 2011 must be received in writing by the Company at its executive offices no later than December 17, 2011. Further, a stockholder may not present a proposal for inclusion in our proxy statement and form of proxy card related to the Annual Meeting for fiscal 2011 and may not submit a matter for consideration at the Annual Meeting to be held for fiscal 2011, regardless of whether presented for inclusion in our proxy statement and form of proxy card, unless the stockholder has timely complied with our bylaw requirements. Under these requirements, a stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the meeting a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; the class and number of our shares of our Common Stock which are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is being made; and any material interest of such stockholder of record and beneficial owner, if any, on whose behalf the proposal is made in such business.

Under our bylaw requirements, a stockholder’s notice must be delivered to or mailed and received by us not less than 60 days nor more than 90 days prior to the first anniversary date of the prior year’s annual meeting; provided, however, that in the event that the date of the annual meeting changes by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which public disclosure is first made of the date of the annual meeting. Therefore, in order to be timely for the 2011 annual meeting, a stockholder’s notice regarding a proposal not to be included in the Company’s proxy materials must be delivered to or mailed and received at our principal executive offices not earlier than March 12, 2012 and not later than April 11, 2012.

PROXY SOLICITATION AND COSTS

The enclosed proxy is being solicited by the Board of Directors of the Company.  We will bear the entire cost of solicitation of proxies on behalf of the Company, including preparation, assembly, printing and mailing of this Proxy Statement, the enclosed proxy card, the enclosed annual report for fiscal 2010, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

The Company has engaged Investor.com to provide proxy solicitation services and proxy/investor relations services, respectively. The Company will pay Investor.com a base fee of $4,000 for its services plus reimbursable expenses currently estimated at $15,000–20,000. As part of such engagement, Investor.com is authorized to accept stockholder votes over the telephone in accordance with the Company's customary procedures.

HOUSEHOLDING

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. We will promptly deliver an additional copy of either document to any stockholder who writes or calls us at the following address or phone number: Investor Relations, Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, Texas 78746, (512) 437-2678. Stockholders may also use the above contact information for requests from (i) individual stockholders in households currently receiving a single copies of annual reports and proxy statements who wish to receive separate copies in the future and (ii) two or more stockholders in households receiving multiple copies of annual reports and proxy statements who wish to receive a single copy of annual reports and proxy statements in the future.

ANNUAL REPORT ON FORM 10-K

We will provide to any Stockholder without charge a copy of our 2010 annual report on Form 10-K upon written request to our Secretary at Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, TX 78746. Our annual report booklet and this proxy statement are also available online at http://www.asuresoftware.com/annual-meeting-proxy/
.

OTHER BUSINESS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to in this proxy statement. If any other matter is properly brought before the annual meeting for action by Stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ITS APPENDICES TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 18, 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By order of the Board of Directors

Patrick Goepel
Chief Executive Officer
Austin, Texas

APPENDIX A

ASURE SOFTWARE, INC.
2009 EQUITY PLAN

1.
Purposes of the Plan.  The purposes of this 2009 Equity Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.  Stock purchase rights may also be granted under the Plan.

2.
Definitions. As used herein, the following definitions shall apply:

(a)
“Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b)
“Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c)
“Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d)
“Board” means the Board of Directors of the Company.

(e)
“Cause” for termination of a Participant’s Continuous Service Status will have the definition set forth in each Optionee’s applicable Option Agreement or Restricted Stock Purchase Agreement, as the case may be.

(f)
"Change of Control" means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(g)
“Code” means the Internal Revenue Code of 1986, as amended.

(h)
“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(i)
“Common Stock” means the Common Stock of the Company.

(j)
“Company” means Asure Software, Inc., a Delaware corporation.

(k)
“Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(l)
“Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant.  Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors.  A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(m)
“Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(n)
“Director” means a member of the Board.

(o)
“Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(p)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)
“Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants.  Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(r)
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(s)
“Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(t)
“Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer).  Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(u)
“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(v)
“Option” means a stock option granted pursuant to the Plan.

(w)
“Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(x)
“Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

(y)
“Optioned Stock” means the Common Stock subject to an Option.

(z)
“Optionee” means an Employee or Consultant who receives an Option.

(aa)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(bb)
“Participant” means any holder of one or more Options or Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

(cc)
“Plan” means this 2009 Equity Plan.

(dd)
“Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(ee)
“Restricted Stock” means Shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(ff)
“Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

(gg)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(hh)
“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ii)
“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(jj)
“Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 below.

(kk)
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(ll)
“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.
Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 2,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.  If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.  In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan.  Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall be available for future grant under the Plan.

4.
Administration of the Plan.

(a)
General.  The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board.  The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

(b)
Committee Composition.  If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.  The Committee shall in all events conform to any requirements of the Applicable Laws.

(c)
Powers of the Administrator.  Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)
to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii)
to select the Employees and Consultants to whom Plan awards may from time to time be granted;

(iii)
to determine whether and to what extent Plan awards are granted;

(iv)
to determine the number of Shares of Common Stock to be covered by each award granted;

(v)
to approve the form(s) of agreement(s) used under the Plan;

(vi)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)
to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

(viii)
to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix)
to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

(x)
to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi)
in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

5.
Eligibility.

(a)
Recipients of Grants.  Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants.  Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b)
Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c)
ISO $100,000 Limitation.  Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(d)
No Employment Rights.  The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate the employment or consulting relationship at any time for any reason.

6.
Term of Plan.  The Plan shall become effective upon its adoption by the Board of Directors.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

7.
Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.
[Intentionally Omitted.]

9.
Option Exercise Price and Consideration.

(a)
Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i)
In the case of an Incentive Stock Option

(A)
granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B)
granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)
In the case of a Nonstatutory Stock Option

(A)
granted on any date on which the Common Stock is not a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

(B)
granted on any date on which the Common Stock is not a Listed Security to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or

(C)
granted on any date on which the Common Stock is a Listed Security to any eligible person, the per share Exercise Price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

(iii)
Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)
Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (6) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

10.
Exercise of Option.

(a)
General.

(i)
Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required under the Applicable Laws, the Option (or Shares issued upon exercise of the Option) shall comply with the requirements of Section 260.140.41(f) and (k) of the Rules of the California Corporations Commissioner.

(ii)
Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence.  In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii)
Minimum Exercise Requirements.  An Option may not be exercised for a fraction of a Share.  The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iv)
Procedures for and Results of Exercise.  An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(v)
Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

(b)
Termination of Employment or Consulting Relationship.  Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time.  Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.  In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

(i)
Termination other than Upon Disability or Death or for Cause.  In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii) through (v) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.  No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

(ii)
Disability of Optionee.  In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

(iii)
Death of Optionee.  In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(iv)
Termination for Cause.  In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status.  If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option.  This Section 10(b)(iv) shall apply with equal effect to vested Shares acquired upon exercise of an Option granted on any date on which the Common Stock is not a Listed Security to a person other than an officer, Director or Consultant, in that the Company shall have the right to repurchase such Shares from the Participant upon the following terms:  (A) the repurchase is made within 90 days of termination of the Participant’s Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock.  With respect to vested Shares issued upon exercise of an Option granted to any officer, Director or Consultant, the Company’s right to repurchase such Shares upon termination of the Participant’s Continuous Service Status for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine.  Nothing in this Section 10(b)(iv) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(c)
Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.
Stock Purchase Rights.

(a)
Rights to Purchase.  When the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer.  In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at that time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer.  If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator.  The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)
Repurchase Option.

(i)
General.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability).  Subject to any requirements of the Applicable Laws, the terms of the Company’s repurchase option (including without limitation the price at which, and the consideration for which, it may be exercised, and the events upon which it shall lapse) shall be as determined by the Administrator in its sole discretion and reflected in the Restricted Stock Purchase Agreement.

(ii)
Leave of Absence.  The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any unpaid leave of absence. In the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given “vesting” credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii)
Termination for Cause.  In the event of termination of a Participant’s Continuous Service Status for Cause, the Company shall have the right to repurchase from the Participant vested Shares issued upon exercise of a Stock Purchase Right granted to any person other than an officer, Director or Consultant prior to the date, if any, upon which the Common Stock becomes a Listed Security upon the following terms:  (A) the repurchase must be made within 90 days of termination of the Participant’s Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of a Stock Purchase Right granted to any officer, Director or Consultant, the Company’s right to repurchase such Shares upon termination of such Participant’s Continuous Service Status for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine.  Nothing in this Section 11(b)(ii) shall in any way limit the Company’s right to purchase unvested Shares as set forth in the applicable Restricted Stock Purchase Agreement.

(c)
Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.  In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

(d)
Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

12.
Taxes.

(a)
As a condition of the grant, vesting or exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or Stock Purchase Right or the issuance of Shares.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.  If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 12 (whether pursuant to Section 12(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)
In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

(c)
This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security.  In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld.  For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d)
If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.  In the case of shares previously acquired from the Company that are surrendered under this Section 12(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e)
Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator.  Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

(f)
In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

13.
Non-Transferability of Options and Stock Purchase Rights.

(a)
General.  Except as set forth in this Section 13, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a beneficiary by an Optionee will not constitute a transfer.  An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of an Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 13.

(b)
Limited Transferability Rights.  Notwithstanding anything else in this Section 13, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to "Immediate Family Members" (as defined below) of the Optionee. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

14.
Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)
Changes in Capitalization.  Subject to any action required under Applicable Laws by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding award, the numbers of Shares set forth in Section 3(a), and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an award, as well as the price per Share of Common Stock covered by each such outstanding award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an award.

(b)
Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each Option and Stock Purchase Right will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)
Corporate Transaction.  In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the transaction.

Notwithstanding the above, in the event of a Change of Control and irrespective of whether outstanding awards are being assumed, substituted or terminated in connection with the transaction, the vesting and exercisability of each outstanding Option and Stock Purchase Right shall accelerate as and to the extent (if at all) provided in such Participant’s Option Agreement or Restricted Stock Purchase Agreement.  To the extent that an Option or Stock Purchase Right is not exercised prior to consummation of a Corporate Transaction in which the

Option or Stock Purchase Right is not being assumed or substituted, such Option or Stock Purchase Right shall terminate upon such consummation and the Administrator shall notify the Optionee or holder of such fact at least five (5) days prior to the date on which the Option or Stock Purchase Right terminates.  For purposes of this Section 14(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Stock Purchase Right would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 14); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(d)
Certain Distributions.  In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

15.
Time of Granting Options and Stock Purchase Rights.  The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company.  Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

16.
Amendment and Termination of the Plan.

(a)
Authority to Amend or Terminate.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights under any outstanding grant, without his or her consent.  In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)
Effect of Amendment or Termination.  Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Purchase Rights and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

17.
Conditions Upon Issuance of Shares.  Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of awards granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Restricted Stock Purchase Agreement.

18.
Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.
Agreements.  Options and Stock Purchase Rights shall be evidenced by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

20.
Stockholder Approval.  If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

21.
Information and Documents to Optionees and Purchasers. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares.  The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

APPENDIX A Continued

ASURE SOFTWARE, INC.
2009 EQUITY PLAN

STOCK OPTION AGREEMENT

1.
Grant of Option.  Asure Software, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee identified in the Notice of Option Grant to which this Agreement is attached (the “Notice”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice, at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Asure Software, Inc. 2009 Equity Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2.
Designation of Option.  This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

3.
Exercise of Option.  This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

(a)
Right to Exercise.

(i)
This Option may not be exercised for a fraction of a share.

(ii)
This Option may only be exercised with respect to Shares that are already Vested as of the date of such exercise.

(iii)
This Option may not be exercised more than once in any six month period, without the consent of the Company.

(iv)
In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(v)
In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(vi)
If requested by the Company, the exercise of this Option shall be conditioned upon and subject to the receipt by the Company of an executed signature page to the Company’s Stockholder’s Agreement, if any.

(b)
Method of Exercise.

(i)
This Option shall be exercisable by execution and delivery of a written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan.  Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery.  The written notice shall be accompanied by payment of the Exercise Price.  This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(ii)
As a condition to the exercise of this Option and as further set forth in Section 12 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii)
The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

4.
Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a)
cash or check;

(b)
cancellation of indebtedness;

(c)
prior to the date, if any, upon which the Common Stock becomes a Listed Security, by surrender of other shares of Common Stock of the Company that have an aggregate Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised.  In the case of shares acquired directly or indirectly from the Company, such shares must have been owned by Optionee for more than six (6) months on the date of surrender (or such other period of time as is necessary to avoid the Company’s incurring adverse accounting charges); or

(d)
following the date, if any, upon which the Common Stock is a Listed Security, and if the Company is at such time permitting “same day sale” cashless brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such cashless brokered exercise program to deliver promptly to the Company the amount required to pay the exercise price (and applicable withholding taxes).

5.
Termination of Relationship.  Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise the Option only as set forth in the Notice and this Section 5.  To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety.  In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a)
Termination.  In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s disability or death or for Cause (as defined in the Plan), Optionee may, to the extent Optionee is vested in the Option Shares at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set forth in the Notice.

(b)
Other Terminations. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

(i)
Termination upon Disability of Optionee.  In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s disability, Optionee may, but only within six months from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

(ii)
Death of Optionee.  In the event of the death of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee’s Termination Date, the Option may be exercised at any time within six months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

(iii)
Termination for Cause.  In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause as set forth in Section 10(b)(iv) of the Plan.  In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period, also as set forth in Section 10(b)(iv) of the Plan.

6.
Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

7.
Tax Consequences.  THE OPTIONEE HEREBY ACKNOWLEDGES THAT THE ISSUANCE AND EXERCISE OF THIS OPTION MAY HAVE TAX CONSEQUENCES TO THE OPTIONEE AND THAT ANY AND ALL SUCH TAX CONSEQUENCES ARE THE SOLE RESPONSIBILITY OF THE OPTIONEE.  OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE ACCEPTING AND/OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)
Incentive Stock Option.

(i)
Tax Treatment upon Exercise and Sale of Shares.  If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.  If Shares issued upon exercise of an Incentive Stock Option are held for at least one year after exercise and are disposed of at least two years after the Option grant date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes.  If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one-year period or within two years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

(ii)
Notice of Disqualifying Dispositions.  With respect to any Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of (i) the date two years after the Option grant date, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition.  Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

(b)
Nonstatutory Stock Option.  If this Option does not qualify as an Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.  If Optionee is an Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.  If Shares issued upon exercise of a Nonstatutory Stock Option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

8.
Lock-Up Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

9.
Effect of Agreement.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan.  Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option.  In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.  The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

10.
Section 409A.  This Plan is intended to meet the requirements to be exempt from the application of Section 409A of the Internal Revenue Code ("Section 409A").  If any amount payable under the Plan is determined to be subject to Code Section 409A, then the applicable provisions of the Plan shall be interpreted and administered in accordance with Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A. Notwithstanding any provision of the Plan to the contrary, no payment of an amount subject to Section 409A on account of a termination of service as defined in Section 409A and the accompanying guidance, shall be made to Optionee if he is a specified employee (within the meaning of Section 409A and the applicable guidance) as of the date of Optionee’s termination of service, within the six-month period following Optionee’s termination of service.  Amounts to which Optionee would otherwise be entitled under the Plan during the first six months following the termination of service will be accumulated and paid on the first day of the seventh month following the Optionee’s termination of service.

[Signature Page Follows]

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

THE COMPANY:

ASURE SOFTWARE, INC.

By:
(Signature)
Name:
Title:

OPTIONEE:

[__________]

_______________________

ASURE SOFTWARE, INC.
 ANNUAL MEETING OF STOCKHOLDERS FOR FISCAL 2010

JUNE 10, 2011	PROXY NO.	SHARES IN YOUR NAME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Asure Software, Inc. (“the Company”) a Delaware corporation, having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated April __, 2011, hereby revokes all previous proxies and appoints Patrick Goepel and David Sandberg, or either of them, acting singly, as attorneys-in-fact and proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 10, 2011 at 9:30 a.m. Central Time at 108 Wild Basin Road, Austin, Texas 78746 and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth on the reverse side, as described in the accompanying Proxy Statement.

Dated: April ___, 2011

Signature

Signature (If Held Jointly)

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dear Stockholder:

The Company encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone up until 11:59 P.M. Central Time the day before the Annual Meeting date. This eliminates the need to return the enclosed proxy card.

1. To vote by Internet:

•	Log on to the Internet and go to the web site www.proxyvote.com
•
Have the enclosed proxy card on hand when you access the web site and you will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and to create an electronic voting instruction form.

•	If you choose to vote your shares electronically, there is no need to mail back the enclosed proxy card. Your vote is important. Thank you for voting.

2. To vote by telephone:

•	Use any touch-tone telephone to dial 1-800-454-8683.
•	Have the enclosed proxy card in hand when you call, and you will be prompted to enter your 12-digit Control Number, which is located below, to vote. Follow the instructions provided.

WE URGE YOU TO VOTE FOR OUR EACH OF OUR THREE PROPOSALS.

ASURE SOFTWARE, INC.
ANNUAL MEETING OF STOCKHOLDERS FOR FISCAL 2010
CONTINUED FROM OTHER SIDE
JUNE 10, 2011

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT ONE OF MORE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 IS UNABLE TO OR DECLINES TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF SUCH PERSON(S) AS SHALL BE DESIGNATED BY THE COMPANY’S BOARD OF DIRECTORS, IF ANY.

1.
Proposal to elect as directors of Asure Software, Inc. the following persons to hold office until the next annual stockholder meeting or until their respective successors are duly elected and qualified.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

David Sandberg
Patrick Goepel
Adrian Pertierra
Jeffrey Vogel
Matthew Behrent
J. Randall Waterfield

( INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2.	Proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP, independent registered public accountants, as our independent auditors for the year ending December 31, 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve an amendment to the Company’s 2009 Equity Incentive Plan to increase the number of shares reserved under the plan by 150,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.